                                                                 EXHIBIT (10)(l)



                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (the "Agreement") among Physicians Protective Trust Fund (the "Company"), Professionals Insurance Company Management Group ("Professionals Group"), PICOM Insurance Company ("PICOM") and Steven L. Salman (the "Executive") is effective as of July 1, 1998 (the "Effective Date").

                                   WITNESSETH:

         WHEREAS, the Company and the Executive entered into an Employment Agreement effective as of October 1, 1996 (the "Executive Agreement"); and

         WHEREAS, on the Effective Date of this Agreement, the Company is being merged with and into PICOM, a wholly-owned subsidiary of Professionals Group; and

         WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the First Amended and Restated Agreement and Plan of Merger dated October 3, 1997 (the "Merger Agreement") among Professionals Group, PICOM and the Company.

         NOW, THEREFORE, for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

         1. The term of the Executive's employment under the Executive Agreement is hereby extended from September 30, 2001 to January 31, 2002.

         2. Professionals Group hereby expressly assumes the obligations of the Company under the Executive Agreement. Professionals Group hereby guarantees the performance of all obligations of the Company under the Executive Agreement. To the fullest extent permitted under the Michigan Insurance Code of 1956, as amended (the "Michigan Insurance Code"), PICOM hereby expressly assumes the obligations of the Company under the Executive Agreement; provided, however, that to the extent that PICOM is prohibited under the Michigan Insurance Code from assuming or performing the obligations of the Company under the Michigan Insurance Code, PICOM shall not be bound or obligated under the Executive Agreement.

         3. The Executive's job title will be President and Chief Executive Officer of PICOM. The Executive shall be a member of the Board of Directors of PICOM. The Executive will report directly to, and work at the direction of, the Board of Directors of PICOM. The Executive's duties (a) generally will include management of and strategic planning for PICOM, and other duties assigned to the Executive by the Board of Directors of PICOM, and (b) may change from time to time on reasonable notice based on the needs of PICOM and the Executive's skills, consistent with the Executive's background and experience, as determined by the Board of Directors of PICOM. Upon execution of this Agreement, Executive shall be appointed to the Board of Directors of Professionals Group and to the position of Chief Operating Officer of Professionals Group.

         4. In consideration of the Executive's covenants in the Executive Agreement and in this Assignment and Assumption Agreement, and pursuant to the Stock Grant Agreement dated July 1, 1998 executed by and between Professionals Group and Executive pursuant to Section 1.28 of the Merger Agreement, Professionals Group shall issue and deliver to the Executive 28,180 shares of Professionals Group Common Stock in four equal and annual installments; provided, however, that the last such installment shall be made and delivered on or before January 30, 2002. The stock need not be registered with the Securities and Exchange Commission and need not be freely tradeable by the Executive. The Executive agrees to comply with all securities laws in connection with the retention, sale or disposition of Professionals Group Common Stock received pursuant to this Agreement.

         5. In all other respects, the Executive Agreement is ratified and confirmed.

PHYSICIANS PROTECTIVE
TRUST FUND


By /s/ Eliot H. Berg, M.D.                /s/ Steven L. Salman
   ----------------------------           ----------------------------------
         Eliot H. Berg, M.D.                Steven L. Salman, individually
         Chairman of the Board

PROFESSIONALS INSURANCE COMPANY             PICOM INSURANCE COMPANY
MANAGEMENT GROUP

By /s/ Victor T. Adamo                    By /s/ Steven L. Salman
   ----------------------------             --------------------------------
         Victor T. Adamo                       Victor T. Adamo
         President and Chief                   President and Chief
         Executive Officer                     Executive Officer

                                       2